                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported) FEBRUARY 20, 2001
                                                 -------------------------------


                          SPECIALTY LABORATORIES, INC.
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


          CALIFORNIA                    333-45588                95-2961036
--------------------------------------------------------------------------------
(State or other jurisdiction           (Commission             (IRS Employer
      of incorporation)                File Number)          Identification No.)


1620 26TH STREET, SOUTH TOWER, 5TH FLOOR, SANTA MONICA, CALIFORNIA         90404
--------------------------------------------------------------------------------
(Address of principal executive offices)                              (Zip Code)


Registrant's telephone number, including area code  (310) 828-6543
                                                  ------------------------------


--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

ITEM 5   OTHER EVENTS

         On February 20, 2001, Specialty Laboratories, Inc. (the "Registrant") agreed to acquire certain assets of BBI Clinical Laboratories, Inc., a Massachusetts corporation, for $9,500,000 in cash. A copy of the press release issued by the Registrant on February 20, 2001 concerning the foregoing transactions is filed herewith as Exhibit 99.1 and is incorporated herein by reference.


ITEM 7                                 FINANCIAL STATEMENTS AND EXHIBITS
                                       ---------------------------------
    (c)  EXHIBITS                      The following document is filed as an
                                       exhibit to this report:

         99.1                          Press Release dated February 20, 2001.

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          Specialty Laboratories, Inc.



Date: February 27, 2001                  By: /s/ FRANK J. SPINA
                                            ----------------------------------
                                             Frank J. Spina,
                                             Chief Financial Officer

                                  EXHIBIT INDEX


EXHIBITS      The following document is filed as an exhibit to this report:

99.1          Press Release dated February 20, 2001.